[AUDIOVOX LOGO]

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 9, 1996
                            ------------------------

                                                             Hauppauge, New York
                                                                  March 25, 1996

To the Stockholders of
    AUDIOVOX CORPORATION:

    The Annual Meeting of Stockholders of Audiovox Corporation (the "Company") will be held on May 9, 1996 at the Company's headquarters, 150 Marcus Boulevard, Hauppauge, New York, at 10 A.M., Local Time, for the following purposes:

        1. To elect a Board of eight Directors; and,

        2. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on March 15, 1996 as the record date for determining the stockholders entitled to notice of and to vote at the meeting or any adjournments thereof. The stock transfer books of the Company will not be closed.

    A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder, will be kept open at the offices of the Company's headquarters, for examination by any stockholder during ordinary business hours for a period of ten (10) days immediately prior to the meeting.

    You are urged to attend the meeting if possible. Whether or not you expect to attend the meeting please complete, date and sign the enclosed Proxy Card and return it promptly in the enclosed envelope. If you later desire to revoke your proxy, you may do so at any time before it is voted.

    A copy of the Annual Report for the year ended November 30, 1995, a Proxy Statement and Proxy Card accompany this notice.

                                                   AUDIOVOX CORPORATION


                                           By order of the Board of Directors,
                                                    CHRIS LIS JOHNSON,
                                                        Secretary

                              AUDIOVOX CORPORATION
                              150 MARCUS BOULEVARD
                           HAUPPAUGE, NEW YORK 11788

                            ------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 9, 1996

                            ------------------------

                     SOLICITATION AND REVOCATION OF PROXIES

    This Proxy Statement is submitted in connection with a solicitation of proxies by the Board of Directors of Audiovox Corporation, (the "Company"), for use at the Company's Annual Meeting of Stockholders to be held on May 9, 1996 at the Company's headquarters, 150 Marcus Boulevard, Hauppauge, New York at 10:00 A.M. Local Time and at any adjournments thereof. Proxies given pursuant to this solicitation may be revoked at any time prior to the voting thereof (by written notice to the Secretary of the Company or attendance at the Annual Meeting of Stockholders and oral notice to the Secretary of such revocation); once voted, however, proxies may not be retroactively revoked. Duly executed proxies received prior to the meeting will be voted in accordance with the specifications therein. This Proxy Statement and form of proxy are being mailed to stockholders beginning approximately March 29, 1996. The cost of preparing, assembling and mailing this Proxy Statement and each accompanying proxy is to be borne by the Company. The Company may, upon request, reimburse banks, brokerage houses and other institutions for their expenses in forwarding proxy materials to their principals.

                         OUTSTANDING VOTING SECURITIES

    The Company has two classes of capital stock outstanding: Class A Common Stock, par value $.01 per share and Class B Common Stock, par value $.01 per share. As of March 15, 1996, there were issued and outstanding 6,983,834 shares of Class A Common Stock and 2,260,954 shares of Class B Common Stock. Proxies are solicited to give all stockholders of record on the books of the Company at the close of business on March 15, 1996 an opportunity to vote on matters that come before the meeting. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes. The holders of the Class A Common Stock are entitled to vote for the election of two of eight directors and for all other matters properly presented to the meeting. The holders of the Class B Common Stock are entitled to vote for the election of six of eight directors and for all other matters properly presented to the meeting.

                                  RECORD DATE

    Only stockholders of record at the close of business on March 15, 1996 will be entitled to vote at the Meeting.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table sets forth as of March 15, 1996, certain information with respect to the beneficial ownership of any Class of Common Stock by all stockholders known by the Company to own beneficially more than five percent (5%) of the outstanding shares of any Class of Common Stock, each director, nominee for director, each executive officer and all directors and executive officers of the Company as a group:

                                                        TITLE OF
                                                        CLASS OF       SOLE VOTING OR        PERCENT OF
    NAME AND ADDRESS(1)                               COMMON STOCK   INVESTMENT POWER(2)     CLASS(3)(5)
    -------------------                               ------------   -------------------     -----------
John J. Shalam.....................................      Class A          5,242,565(4)           56.4
  150 Marcus Blvd.                                       Class B          1,883,198              83.3
  Hauppauge, NY
Philip Christopher.................................      Class A            265,154               2.9
  150 Marcus Blvd.                                       Class B            260,954              11.5
  Hauppauge, NY
All directors and officers as a group (9 persons)..      Class A          5,566,219(5)           59.8
                                                         Class B          2,144,152              94.8

------------
(1) Cede & Co., nominee of Depository Trust Co., 55 Water Street, New York, New York 10041, was the record owner of 3,046,490 shares of Class A Common Stock and it is believed that none of such shares was beneficially owned.

(2) Includes as beneficially owned for each person listed those shares of Class A Common Stock into which Class B Common Stock beneficially owned by such person may be converted upon the exercise of the conversion right of the Class B Common Stock.

(3) Does not give effect to the issuance of 3,672,316 shares of Class A Common Stock issuable upon conversion of the Company's 6 1/4% Convertible Debentures due 2001 (the "Debentures"). The number of shares issuable upon conversion of the Debentures is subject to adjustment in accordance with the terms of the Indenture. See Note 10 to Consolidated Financial Statements in the Annual Report to Shareholders.

(4) The amount shown excludes 116,802 shares of Class B Common Stock and 2,202 shares of Class A Common Stock held in three irrevocable trusts for the benefit of Ari, David and Marc Shalam, the children of John J. Shalam, with respect to which shares Mr. Shalam disclaims any beneficial ownership.

(5) Includes 58,500 shares of Class A Common Stock issuable upon the exercise of options exercisable within 60 days of March 15, 1996.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

NOMINEES FOR ELECTION OF DIRECTORS

    Each of the nominees for director named below, other than Richard Maddia, has served as a member of the present Board of Directors since the last meeting of stockholders and each has served continuously since the year indicated. The directors will hold office until the next annual meeting of stockholders and until their successors are elected and qualified.

    If any nominee becomes unable or unwilling to accept nomination or election, the proxies will be voted for another person, designated by the Board of Directors. Management has no reason to believe that any of said nominees will be unable or unwilling to serve if elected to office.

    The following persons have been nominated and are proposed to be elected:

                                                                                        DIRECTOR
    NAME AND PRINCIPAL OCCUPATION                                                AGE     SINCE
    -----------------------------                                                ---    --------
CLASS A DIRECTORS
Gordon Tucker
  Rabbi, Temple Israel Center of White Plains, New York.......................   44       1987
Irving Halevy
  Industrial Relations Consultant.............................................   79       1987

CLASS B DIRECTORS
John J. Shalam
  President and Chief Executive Officer.......................................   62       1987
Philip Christopher
  Executive Vice President....................................................   47       1987
Charles M. Stoehr
  Senior Vice President and Chief Financial Officer...........................   49       1987
Patrick M. Lavelle
  Group Vice President........................................................   44       1993
Ann M. Boutcher
  Vice President, Marketing...................................................   45       1995
Richard Maddia
  Vice President, MIS.........................................................   37         --

    Gordon Tucker has served as a director of the Company since 1987. Since August 1994, Dr. Tucker has been Rabbi of Temple Israel Center of White Plains, New York, and since 1979, has also been an Assistant Professor of Philosophy at the Jewish Theological Seminary of America. From 1984 through 1992, he was also Dean of the Rabbinical School at the Seminary.

    Irving Halevy has served as a director of the Company since 1987. Mr. Halevy is a retired professor of Industrial Relations and Management at Fairleigh Dickinson University where he taught from 1952 to 1986. He also is a panel member of the Federal Mediation and Conciliation Service.

    John J. Shalam has served as President and Chief Executive Officer and a Director of the Company since 1987. Mr. Shalam also serves as president and a director of most of the Company's operating subsidiaries. From 1960 to 1987, Mr. Shalam was President and a Director of the Company's predecessor, Audiovox Corp.

    Philip Christopher, Executive Vice President of the Company, has been with the Company since 1970 and has held his current position since 1983. Prior thereto he was Senior Vice President of the Company. Mr. Christopher has additional responsibility for the Company's cellular division, Audiovox Cellular Communications Co. He has been a director of the Company since 1987 and from 1973 through 1987 was a director of the Company's predecessor, Audiovox Corp.

    Charles M. Stoehr has been Chief Financial Officer since 1979 and was elected Senior Vice President in 1990. Mr. Stoehr has been a director of the Company since 1987. From 1979 through 1990, Mr. Stoehr was a Vice President of the Company.

    Patrick M. Lavelle has been a Vice President of the Company since 1982. In 1994, Mr. Lavelle was appointed Group Vice President of the Company's Automotive Electronics Division with responsibility for marketing and selling the Auto Sound, Auto Security and Accessory product lines. Mr. Lavelle was elected to the Board of Directors in 1993.

    Ann M. Boutcher has been a Vice President of the Company since 1984. Ms. Boutcher's responsibilities include the development and implementation of the Company's advertising, sales promotion and public relations programs. Ms. Boutcher was elected to the Board of Directors in 1995.

    Richard Maddia has been a Vice President of the Company since 1992. Prior thereto, Mr. Maddia was Assistant Vice President, MIS. Mr. Maddia's responsibilities include development and maintenance of the Company's information systems.

    Martin Novick has elected not to stand for re-election to the Board of Directors at the annual meeting of Stockholders. Mr. Shalam and the Board of Directors have expressed their appreciation of Mr. Novick's past service.

    MANAGEMENT RECOMMENDS VOTING "FOR" THE ELECTION OF TUCKER, HALEVY, SHALAM, CHRISTOPHER, STOEHR, LAVELLE, BOUTCHER AND MADDIA AS DIRECTORS. UNLESS OTHERWISE DIRECTED BY A SHAREHOLDER, PROXIES WILL BE VOTED "FOR" THE ELECTION OF SUCH NOMINEES.

                    RECENT HISTORY AND CERTAIN TRANSACTIONS

    The Company leases or has leased certain of its office, warehouse and distribution facilities from certain executive officers of the Company or from entities in which such individuals own a controlling interest. The following table identifies leases to which any such executive officer or entity is a party and which, either alone or when combined with all other leases in which such executive officer has an interest, involve more than $60,000. The table identifies the property which is subject to such lease, the owner of such property, and the amount of rent paid by the Company during the fiscal year ended November 30, 1995.

     PROPERTY                               EXPIRATION             OWNER OF       RENT PAID DURING
     LOCATION                                  DATE                PROPERTY       FISCAL YEAR 1995
     --------                               ----------             --------       ----------------
150 Marcus Blvd....................   October 31, 1996        John J. Shalam         $396,000
Hauppauge, NY
16808 Marquardt....................   January 31, 1999        Marquardt               175,020
Cerritos, CA                                                  Associates(1)
60 Plant Avenue....................   Month to Month          John J. Shalam           29,875
Hauppauge, NY

------------
(1) Marquardt Associates is a California partnership comprised of four individuals including John J. Shalam, who owns 60% of the partnership, Philip Christopher, who owns 10%, James Wohlberg who owns 5%, and John J. Shalam's brother-in-law who owns 25%.

    The Company believes that the terms of each of the foregoing leases are no less favorable to the Company than those which could have been obtained from unaffiliated third parties. To the extent that conflicts of interest arise between the Company and such persons in the future, such conflicts will be resolved by a committee of independent directors.

THE BOARD OF DIRECTORS AND COMMITTEES

  Board of Directors

    The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee but does not have a standing nominating committee. The Board of Directors held nine meetings and acted on consent three times during the fiscal year ended November 30, 1995. All incumbent directors attended 75% or more of the aggregate number of Board and related committee meetings during the year.

  Executive Committee

    The Executive Committee which did not hold any meetings during fiscal 1995, consists of five members, namely, John J. Shalam, Philip Christopher, Charles M. Stoehr, Gordon Tucker and Irving Halevy. The primary function of the Executive Committee is to act upon matters when the Board is not in session. The Committee has full power and authority of the Board in the management and conduct of the business and affairs of the Company.

  Audit Committee

    The Audit Committee, which held one meeting in fiscal 1995, consists of two members, namely Mr. Gordon Tucker and Mr. Irving Halevy. The Audit Committee reviews and approves the accounting principles and policies of the Company and the appropriate internal control procedures, supervises the Company's independent auditors and exercises all other powers normally associated with an audit committee of a publicly held company.

  Compensation Committee

    The Compensation Committee, which held two meetings during fiscal 1995, consists of two members, namely, Messrs. Halevy and Tucker. The Compensation Committee recommends to the Board of Directors remuneration arrangements for senior management and the directors, approves and administers other compensation plans, including the profit sharing plan of the Company, in which officers, directors and employees participate.

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

    The following table sets forth a summary for the 1995, 1994 and 1993 fiscal years of all compensation paid to the Chief Executive Officer and the four most highly compensated executive officers whose individual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                          LONG TERM COMPENSATION AWARDS
                                        ANNUAL
                                     COMPENSATION        --------------------------------
       NAME AND                  --------------------    RESTRICTED        SECURITIES           ALL OTHER
  PRINCIPAL POSITION     YEAR     SALARY      BONUS      STOCK($)(1)   UNDERLYING OPTIONS    COMPENSATION(2)
----------------------   ----    --------    --------    ----------    ------------------    ---------------
John J. Shalam,
  President and CEO...   1995    $450,000    $ 68,891(3)     --             175,000              $ 3,593
                         1994     398,077     645,920        --             --                     2,900
                         1993     430,385       --           --             --                     4,306
Philip Christopher,
  Executive Vice
  President...........   1995     450,000      67,552(4)  $  65,000          30,000                2,070
                         1994     450,000     395,005       171,875          75,000                2,905
                         1993     450,000      39,531        --             --                     4,568
Charles M. Stoehr,
  Senior Vice
  President and CFO...   1995     302,610(5)    --           16,250           7,500                2,749
                         1994     238,461     288,398       255,000          30,000                3,364
                         1993     250,000      71,915        --             --                     3,318
Martin Novick,
  Vice President......   1995     240,000     126,010(4)     --               2,000                2,053
                         1994      60,000     245,000        17,000           5,000                2,204
                         1993      60,000     152,519        --             --                       820
Patrick M. Lavelle,
  Senior Vice
  President...........   1995     200,000     153,201(6)     48,750          17,500                3,262
                         1994     125,000     218,400        34,000           5,000                3,364
                         1993     125,000     198,731        --             --                     2,825

------------

(1) The values reported are based on the closing market price of the Company's Class A Common Stock on the date of grant. The value of all Restricted Stock grants, based on the value of the company's shares at November 30, 1995, were as follows: Philip Christopher, $227,500, Charles M. Stoehr, $113,750, Martin Novick, $13,000; and, Patrick M. Lavelle, $61,750. The shares of Restricted Stock may vest dependent upon the achievement of a rolling three year earnings per share goal and/or continued employment with the Company. Shares of Restricted Stock are entitled to receive dividends.

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)
(2) Amounts shown represent actual, and for fiscal 1995, estimated contributions by the Company to the Audiovox Corporation Profit Sharing and 401(K) Plan allocated or to be allocated to the accounts of the respective officers for the fiscal years indicated.

(3) This represents $16,968 of bonus and $51,923 of salary earned in fiscal 1994 and paid in fiscal 1995.

(4) This amount represents bonus earned in fiscal 1994 and paid in fiscal 1995.

(5) This represents $11,539 of salary which was earned in fiscal 1994 and paid in fiscal 1995.

(6) This represents a $68,201 bonus earned in fiscal 1994 and paid in fiscal 1995 and a $45,000 bonus earned and paid in fiscal 1995 and a $40,000 bonus earned in fiscal 1995 and paid in fiscal 1996.

                    OPTION GRANTS IN LAST FISCAL YEAR (1995)

                                     INDIVIDUAL GRANTS
                    ----------------------------------------------------          POTENTIAL REALIZABLE
                    NUMBER OF     % OF TOTAL                                    VALUE AT ASSUMED ANNUAL
                    SECURITIES     OPTIONS                                        RATES OF STOCK PRICE
                    UNDERLYING    GRANTED TO    EXERCISE OR                 APPRECIATION FOR OPTION TERM(1)
                     OPTIONS     EMPLOYEES IN   BASE PRICE    EXPIRATION   ----------------------------------
       NAME          GRANTED     FISCAL YEAR     $/SHARES        DATE       0%($)       5%($)        10%($)
------------------  ----------   ------------   -----------   ----------   --------   ----------   ----------
John J. Shalam....    175,000        62.72        $  5.88        8/09/05      --      $1,676,133   $2,668,961
Philip
Christopher.......     30,000        10.75           5.88        8/09/05      --         287,337      457,536
Charles M.
Stoehr............      7,500         2.69           5.88        8/09/05      --          71,834      114,384
Martin Novick.....      2,000           (2)          5.88        8/09/05      --          19,156       30,502
Patrick M.
Lavelle...........     17,500         6.27           5.88        8/09/05      --         167,613      266,896

------------

(1) These values are based on the closing market price of the Company's Class A Common Stock on the date of grant. All options reported have a ten-year term. Amounts shown represent hypothetical future values at such term based upon hypothetical price appreciation of Audiovox Class A Common Stock and may not necessarily be realized. Actual values which may be realized, if any, upon exercise of such options, will be based upon the market price of Audiovox Class A Common Stock at the time of any such exercise and thus are dependent upon the future performance of Audiovox Class A Common Stock.

(2) Less than one percent of total options granted to employees.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL
               YEAR AND FISCAL YEAR-END OPTION VALUES(1)


                                                                  NUMBER OF
                                                                 SECURITIES            VALUE OF
                                                                 UNDERLYING           UNEXERCISED
                                                                 UNEXERCISED         IN-THE-MONEY
                                                                 OPTIONS AT           OPTIONS AT
                                                              NOVEMBER 30, 1995    NOVEMBER 30, 1995
                                                              -----------------    -----------------
                                                                EXERCISABLE/         EXERCISABLE/
   NAME                                                         UNEXERCISABLE        UNEXERCISABLE
   ----                                                       -----------------    -----------------
John J. Shalam.............................................          0/175,000        $0/$108,500
Philip Christopher.........................................          0/105,000         0/18,600
Charles M. Stoehr..........................................     30,000/37,500          0/4,650
Martin Novick..............................................     15,000/7,000           0/1,240
Patrick M. Lavelle.........................................      5,000/22,500          0/10,850

------------

(1) No options were exercised by the named individuals in fiscal 1995.

                           COMPENSATION OF DIRECTORS

    For their service, members of the Board of Directors who are not salaried employees of the Company receive an annual retainer of $10,000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee currently is composed of two outside directors, Gordon Tucker and Irving Halevy.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

TO: THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors, which consists entirely of independent outside directors, has furnished the following report on executive compensation.

    The Compensation Committee is responsible for establishing compensation programs for executive officers of the Company that will attract, motivate and retain executives with superior abilities. The Committee also administers the Company's stock options and restricted stock plans, reviews compensation levels and evaluates the performance of the Company's executive officers.

    The Committee's philosophy is to provide compensation programs based on both an individual's responsibilities, achievements and performance as well as the Company's overall performance. The Company does not have any employment agreements with its executive officers.

    An executive officer's individual performance is based upon the performance of each executive officer and the division for which he is responsible. Base salaries for the Company's executive officers are fixed at levels commensurate with the competitive amounts paid to senior executives with comparable qualifications at companies engaged in the same or similar businesses. Certain executive officers' bonuses, such as Messrs. Christopher, Novick and Lavelle, are closely tied to the individual executive's success in achieving financial performance goals within his division. The bonus earned and paid to Mr. Lavelle was based on the profit achieved in his division for fiscal 1995. None of the other named executive officers earned a bonus in fiscal 1995.

    The Company's performance is evaluated in terms of the attainment of corporate objectives, both short-term and long-term, which impact the growth and economic stability of the Company.

    The Committee has fixed the base salary of the Chief Executive Officer based on competitive compensation data, the Committee's assessment of Mr. Shalam's past performance and its expectation as to his future contributions in guiding and directing the Company and its business. Mr. Shalam did not earn a bonus in fiscal 1995.

    The Committee also provides incentives to the Company's executive officers and its Chief Executive Officer through the grant of stock options and award of restricted stock which are tied to the long-term performance of the Company. The Committee provides these incentives in order to link the individual executive officers interests to those of the Company's shareholders.


                                          IRVING HALEVY
                                          GORDON TUCKER

                     COMPARISON OF 5-YEAR CUMULATIVE TOTAL
                       RETURN OF COMPANY, PEER GROUP AND
                                  BROAD MARKET


                                            [GRAPH]

                     Dollars
                     1,400 ----------------------------------------------

                     1,200 -

                     1,000 -

                       800 -

                       600 -

                       400 -

                       200 -

                         0------------------------------------------------
                         1990     1991     1992     1993     1994     1995

                                             1990     1991      1992       1993       1994      1995
                                             ----    ------    ------    --------    ------    ------
Audiovox Corp.............................   100     120.00    460.00    1,390.00    570.00    520.00
Industry Index............................   100     132.21    184.84      203.29    195.79    237.46
Broad Market..............................   100     117.37    126.29      145.73    138.71    174.29

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

    The Board has again appointed the firm of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending November 30, 1996. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting of Stockholders to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he so desires.

                                 OTHER MATTERS

    Management does not know of any matter to be presented for action at the meeting other than as set forth in Item 1 of the Notice of Annual Meeting. However, if any other matters come before the meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at the next Annual Meeting of stockholders currently scheduled for May 10, 1997, must be received by the Secretary of the Company not later than November 30, 1996 for inclusion in the proxy statement. The proposals must comply with all applicable statutes and regulations.

                    REQUEST TO VOTE, SIGN AND RETURN PROXIES

    If you do not intend to be present at the Annual Meeting of Stockholders on May 9, 1996, please vote, date and sign the enclosed proxy, and return it in the accompanying envelope, at your earliest convenience.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1995 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE REQUIRED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, WILL BE FURNISHED WITHOUT CHARGE, BY FIRST CLASS MAIL, UPON THE WRITTEN OR ORAL REQUEST OF ANY STOCKHOLDER, INCLUDING ANY BENEFICIAL OWNER, ENTITLED TO VOTE AT THE MEETING. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE ATTENTION OF CHRIS LIS JOHNSON, THE COMPANY'S SECRETARY, 150 MARCUS BOULEVARD, HAUPPAUGE, NEW YORK 11788, TELEPHONE: (516) 231-7750.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                                    CHRIS LIS JOHNSON
                                                        Secretary
                                                   Audiovox Corporation

Hauppauge, New York
March 25, 1996

                      AUDIOVOX CORPORATION (THE "COMPANY")
            PROXY FOR CLASS A COMMON STOCK AND CLASS B COMMON STOCK

   The undersigned appoints each of PHILIP CHRISTOPHER and CHARLES M. STOEHR proxies with power of substitution to vote for the undersigned at the Annual Meeting of Stockholders at the Company's headquarters, 150 Marcus Boulevard, Hauppauge, New York, on Thursday, May 9, 1996 at 10:00 A.M., and at any adjournment, granting power and authority to act on behalf of the undersigned at said meeting or any adjournment.

1. Election of Directors. To elect Directors as set forth in the Proxy
Statement.

       Class A Stockholders:
                                    Gordon Tucker       Irving Halevy

       Class B Stockholders:

                          John J. Shalam, Philip Christopher, Charles M. Stoehr Patrick M. Lavelle, Ann M. Boutcher, Richard Maddia

 *(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, LINE
                        OUT THAT NOMINEE'S NAME ABOVE.)


/ / FOR all nominees listed above.         / / WITHOLD authority to vote for all
                                             nominees listed above.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   PLEASE SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IF NO INSTRUCTION IS INDICATED, THE UNDERSIGNED'S VOTE WILL BE CAST IN FAVOR OF THE PROPOSAL. A MAJORITY OF THE PROXIES PRESENT AND ACTING AT THE MEETING IN PERSON OR BY SUBSTITUTE (OR IF ONLY ONE SHALL BE SO PRESENT, THEN THAT ONE) SHALL HAVE AND MAY EXERCISE ALL OF THE POWER AND AUTHORITY OF SAID PROXIES HEREUNDER. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN AND ACKNOWLEDGES RECEIPT OF NOTICE OF ANNUAL MEETING AND PROXY STATEMENT DATED MARCH 25, 1996 AND A COPY OF THE ANNUAL REPORT FOR THE YEAR ENDED NOVEMBER 30, 1995.

  SHARES DESIGNATED BELOW ARE CLASS A COMMON STOCK UNLESS OTHERWISE INDICATED.

                                                      Dated          , 1996

                                                      ......................
                                                                          (L.S.)

                                                      ......................
                                                                          (L.S.)
                                                           SIGNATURE(S) OF
                                                            STOCKHOLDER(S)

                                                      NOTE: WHEN SIGNING AS
                                                      EXECUTOR, ADMINISTRATOR,
                                                      TRUSTEE, GUARDIAN, ETC.
                                                      PLEASE ADD FULL TITLE.
                                                      (SIGN EXACTLY AS NAME
                                                      APPEARS ON THIS PROXY.)

                                                      THIS PROXY IS SOLICITED BY
                                                       THE BOARD OF DIRECTORS.